Supplement Dated January 30, 2009 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective February 16, 2009, the Alger American MidCap Growth Portfolio will be closed to new purchases and transfers in. You may choose to keep existing investments in the fund.

Effective February 16, 2009, the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF Total Bond Index Portfolio will be added as investment options. Please refer to the enclosed prospectus for more information on this fund.

Effective February 16, 2009, the following information is added to the description of The Funds located on pages 9 through 12 of your Product Prospectus.

Trusts, Investment Advisers, and Distributors	Fund Available Under the Policies	Brief Description of the Fund’s Investment Objective

The Vanguard Group, Inc. P.O. Box 2600 Valley Forge, PA 19482	Vanguard Mid-Cap Index Portfolio	The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

The Vanguard Group, Inc. P.O. Box 2600 Valley Forge, PA 19482	Vanguard Total Bond Market Index Portfolio	The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.

CVUL I and CVUL II Product Prospectus Supplement (01/2009)